Subordinated Convertible Notes Payable	6 Months Ended
Jun. 30, 2011
Notes to Financial Statements
Subordinated Convertible Notes Payable

(3) Subordinated Convertible Notes Payable

On June 22, 2006, the Company entered into agreements to borrow an aggregate principal amount of $1,200,000 and to issue to the investors’ subordinated, convertible promissory notes and common stock purchase warrants. On January 25, 2011, the Company entered into an agreement to settle the outstanding debt, accrued interest and all outstanding warrants for $130,000.

The Company’s subordinated, convertible promissory notes payable consist of the following:

	(Unaudited)
	June 30, 2011	December 31, 2010
$600,000 subordinated, convertible promissory note
issued June 22, 2006, due on June 22, 2008,
8% annual interest rate, net of unamortized
discount of $0 and $0, respectively	—	$355,000
	—	355,000

Less: current maturities	—	(355,000)
	—	—